34th Annual J.P. Morgan Healthcare Conference

Bill Lucia, Chief Executive Officer

January 13, 2016

hms

Safe Harbor Statement

This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward-looking statements can be identified by words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes," "will," "target," "seeks," "forecast" and similar expressions and references to guidance. In particular, these include statements relating to future actions, business plans, objectives and prospects, and future operating or financial performance. In addition, statements in this presentation regarding our intention to repurchase shares of our common stock from time to time under the share repurchase program, the intended use of any repurchased shares and the source of funding are forward-looking statements subject to uncertainties. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the market price of our common stock prevailing from time to time; the nature of other investment and acquisition opportunities presented to us from time to time; our cash flows from operations, available cash and ability to borrow or use credit; variations in our results of operations; changes in the U.S. healthcare environment and steps we take in anticipation of such changes, including changes in Medicare and Medicaid payments and or reimbursement; regulatory, budgetary or political actions that affect procurement practices; our ability to retain customers or the loss of one or more major customers, including our failure to re-procure a contract or the reduction in scope or early termination of one or more of our significant contracts; our ability to effectively manage our growth to execute on our business plans; the risk that guidance or revenue may not be achieved; the risk that we will not receive a contract award for any current or future procurement or re-procurement, or that either or both may be delayed or cancelled, or the potential failure to prevail in legal proceedings, including any contract award protest; the risk of negative or reduced growth rate of spending on Medicaid/Medicare, simplification of the healthcare payment process or programmatic changes that diminish the scope of benefits; the risk that CMS may not support the RAC program or that the contract terms may be adverse to us; the risk that CMS may cancel or delay future re-procurements or may change the RAC program and reduce future fees or the scope, and may require repayment of certain prior fees; customer dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our customers of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction and implementation of new products and services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; our ability to maintain effective information systems and protect them from damage, interruption or breach, or the failure of third parties to comply with, or to timely or effectively implement new transaction and code set standards; restrictions on our ability to bid on/perform certain work due to other work we currently perform; the risks and uncertainties attendant to pending or threatened litigation, or the success of litigation, which is not guaranteed; the cost of litigation; our ability to successfully integrate any acquisitions and the risk that such acquisitions will not result in the anticipated benefits; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; unanticipated changes in our effective tax rates; the risk of security breaches of our technology systems and networks; the risk that our efforts to protect intellectual property rights, confidential and proprietary information, or confidential or proprietary information of others in our possession, will not be adequate; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; negative results of government or customer reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations, and/or the risk of debarment or disqualification from doing business with a federal or state government or related agency; general economic conditions; and other factors identified in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. A further description of these and other risks, uncertainties and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is available at www.hms.com under the "Investor Relations" tab and at www.sec.gov. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. Any forward-looking statements are made as of the date of this presentation and we do not undertake an obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Presentation Outline

Business Overview

Our Business: Claims Payment Accuracy

- Identifying the responsible party to pay claims – Coordination of Benefits (COB)
  - Prospective cost avoidance
  - Retrospective cost recoveries
- Determining if billed claims are accurate and appropriate – Payment Integrity (PI)
  - The proper setting
  - The appropriate care
  - At the correct billed amount – consistent with client payment policies and contracts

Helping Government and Commercial Payers Bend the Cost Curve

Key Themes

- Unparalleled eligibility and claims database—particularly related to Medicaid
- Compelling growth demographics for Medicare, Medicaid and Employer Sponsored Plans
- Virtually unlimited opportunities to find and address erroneous claims

HMS is Uniquely Positioned as a Data-Driven Analytics Company to Achieve Savings for Payers

State Medicaid Customer Profile

- 45 states and the District of Columbia
- Top 10 state customers accounted for approximately 65% of projected 2015 state government revenue
- Five of top 10 state TPL contracts were scheduled for rebid in 2015[1]. Only one is currently scheduled for rebid in 2016,[2] and a total of only ~12% of projected 2015 state revenue is expected to be rebid in 2016[3]
- Longer sales cycle due to government procurement process and average contract length of 3-5 years (including extensions)

[1] HMS won competitive TPL bids in 2015 for Florida, Tennessee and New York. Massachusetts extended its existing contract with HMS for 21 months until 12/31/2016 and will likely issue a new RFP in 2H 2016. New Jersey announced its intention to award the State's TPL business to another bidder In July 2015 and HMS has indicated its intention to protest the award

[2] Massachusetts

[3] Includes Massachusetts, Washington and Wisconsin which were scheduled for rebid in 2015, but extended by mutual agreement with the respective states

Limited Exposure to State TPL Rebid Cycle in 2016

Data as of December 31, 2015

Commercial Customer Profile

- Approximately 250 health plans nationally
- 85+ million unique commercial lives under contract
- 18 of the top 25 health plans nationally (by revenue) are HMS customers
- All of the large national and regional Medicaid managed care plans are customers
- Top 10 customers accounted for approximately 60% of projected 2015 commercial revenue
- Approximately 75% of existing commercial revenue is Medicaid related, and the remaining approximately 25% is Medicare and at-risk commercial

Health Plan Consolidation Has Generally Been a Net Positive

Data as of December 31, 2015

>90% of Medicaid Claims and Eligibility Data

11.7 million of 13.5 million new CMS-reported[1] ACA driven Medicaid lives are in HMS customer eligibility files


WA
MT
ND
MN
ME
VT
NH
MA
OR
ID
WY
SD
WI
MI
NY
CT
RI
NV
UT
CO
NE
IA
IL
IN
OH
PA
NJ
DE
MD
DC
WV
VA
CA
KS
MO
KY
NC
TN
SC
AZ
NM
OK
AR
MS
AL
GA
LA
TX
FL
AK
HI
250,000 or more (20)
100,000 – 249,000 (5)
30,000 – 99,999 (11)
1 – 29,999 (9+DC)
No growth (2)
No data reported (3)

[1] CMS Medicaid & CHIP: October 2015 Monthly Applications, Eligibility Determinations and Enrollment Report, December 30, 2015. This analysis compares Medicaid enrollment reported through 8/31/15 to enrollment as of October 1, 2013, which was the beginning of marketplace open enrollment and the CMS baseline for measuring expansion.

Our Data Sources

Over 39 billion paid claim records

>290 customers' claims and eligibility

Medicare A/B paid claims from 17 Medicare RAC states

Data & interactions with over 900,000 providers

>1,100 eligibility trading partners (health plans, TPAs, PBMs, etc.) for COB purposes

1.2 billion current/historical eligibility coverage segments

Health coverage information for 161 million unique lives

HMS Maintains Over 5.5 Petabytes of Data

Data as of December 31, 2015

The Addressable Error Opportunity

An estimated $1.2 trillion in claims was paid by the Federal (Medicare) and state (Medicaid) governments in 2015[1] - covering ~125 million lives	▪ Error rate of ~10% ▪ An estimated $117 billion projected to be paid in error[2]
An estimated $1.1 trillion in claims was paid by private health plans (including Medicare Advantage and Medicaid Managed Care) in 2015[1] - covering ~197 million lives	▪ Error rate of ~5% ▪ An estimated $52 billion projected to be paid in error[3]

[1] CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 2008-2024 (July 2015)
[2] Error rates cited by paymentaccuracy.gov – 6.7% error rate for Medicaid and 12.5% for Medicare as of December 2015
[3] HMS estimate assuming private plans spend more to reduce errors and achieve lower error rates of ~4.8%

Erroneous Payments Estimated at Nearly $169 Billion for 2015

Our Value Proposition – High ROI for Customers

2015 Examples

A National Account - Savings	~ $273 million[1]
HMS Fees	~ $27 million
Customer Results	~ 10:1 return on investment (ROI)

A State Account - Savings	~ $101 million[1]
HMS Fees	~ $7.9 million
Customer Results	~ 13:1 return on investment (ROI)

HMS Customers Generally Experience ROIs of 10:1 or Higher

[1] Combined actual dollars saved and cost avoidance opportunities identified

Strategic Priorities

Maximizing Growth Opportunities

- **Diversifying beyond government contracts** in recent years, while maintaining strong state Medicaid presence
- Following the **ongoing transition** of Medicaid and Medicare lives from government fee-for-service programs into managed care
- Intense focus on **organizational efficiency** to convert sales to revenue, improve product yield and reduce overall operating costs
- Actively considering **acquisitions** that could supplement core offerings or expand our data analytics capacity
- Constantly pursuing **product innovation** as a key competitive advantage. Pre-pay clinical and HMS Link for fraud analysis are recent examples

Focused Strategy Designed to Sustain Commercial Growth is Only in the "Early Innings"

Growth Drivers

- Macro Trends
- Product Innovation
- Acquisition Strategy

The Macro Environment is Fueling Our Growth

- Medicaid spending growth – average of ~6% annually projected through 2024[1]
- Aging baby boomers are driving a projected Medicare enrollment increase of ~34% by 2024[1]
- Increasing complexity of eligibility and payment models, making payment accuracy even more of a focus for payers
- Cost pressures on commercial payers – looking for ways to increase efficiency and lower expenses
- Concerns about data security are pushing commercial payers to share data with fewer trusted partners

Healthcare Enrollment and Spending Are Growing Rapidly

[1] CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 2000-2024 (July 2015).

National Healthcare Expenditures– 1960-2020[1]


CAGR
1960-2020P
8.8%
$5.00T
$4.00T
$3.00T
$2.00T
$1.00T
$0.00T
$0.03T
$0.07T
$0.26T
$0.72T
$1.38T
$2.60T
$4.27T
1960
1970
1980
1990
2000
2010
2020P
17.4% of GDP
19.0% of GDP2

Relentless Rise In Healthcare Spending to 19% of GDP by 2020[2]

[1] CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 2008-2024 (July 2015).
[2] Office of Management & Budget, Fiscal Year 2016 Budget of the U.S. Government (February 2015)

Expenditures Rising for Populations We Serve

Medicaid[1]


Expenditures
($ billions)
398
408
424
449
503
545
709
+30%
2010
2011
2012
2013
2014
2015E
2020E

Medicare[1]


Expenditures
($ billions)
520
545
567
586
617
646
906
+40%
2010
2011
2012
2013
2014
2015E
2020E

Private Health Insurance[1]


Expenditures
($ billions)
862
899
936
962
1,020
1,085
1,406
+30%
2010
2011
2012
2013
2014
2015E
2020E

Significant Growth in Healthcare Spending Projected Over Next 5 Years

[1] CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 2008-2024 (July 2015).

Growth Drivers – Product Innovation

Prepay Clinical Reviews: New PI Product

- Moves detection of improper payments upstream to *prepay*
- Leverages post-pay targeting methodology for claims review
- Utilizes historically strong clinical staff expertise
- Enables clients to capture identified savings *before* making claim payments



- Completed alpha test with Medicare Advantage population of ~350,000 with encouraging initial results
  - Higher finding rates
  - Higher dollar value of average claims identified
  - Lower provider appeal rates
  - No back-end collection needed: lower administrative cost
  - Quicker revenue recognition and better cash flow

Paying Claims Accurately the First Time
Has Significant Advantages for Payers and Providers

HMS Link Visualization: Fraud Detection Product

- Next-generation, cloud-based fraud analytics tool
- SaaS model displays actionable data, in easy-to-understand graphical views, to uncover trends and patterns of fraud
- Speed to value for customers—operational within 30 days of implementation
- Early adopter discussions underway with potential state and health plan customers


All level
13
PED

Actionable and Easy-to-Use Fraud Detection Information for Customers

Growth Drivers – Product Innovation

HMS Link Visualization: Fraud Detection Product

- Shows visual link between members, providers, claims, and procedures


Demo System
John Parks
Property
Value
zip
92647
street1
8320 TALBERT
street2
street3
city
HUNTINGTON BEACH
state
CA

Pursuing Accretive Acquisition Opportunities

- Robust pipeline of acquisition opportunities
- Seeking businesses or platforms to buy that would compliment our core strengths and/or expand our data analytics capabilities
- Fraud, waste and abuse solutions are additional focus
- Experienced individual hired in 3Q'15 to spend full time identifying and pursuing acquisition opportunities
- Strong balance sheet permits pursuit of acquisitions and share repurchase program simultaneously

Strong Balance Sheet and Solid Quarterly Cash Flow

Medicare RAC

Medicare RAC Procurement Program Timeline

- Request for Proposals (RFP) released on 11/6/15
- Questions submitted to CMS on 11/16/15
- Responses to questions expected to be published by CMS in January (previously was 12/28/15)
- Indication of intent to submit RFP responses likely due shortly after Q & A responses are released
- Proposals likely due during Q1 ‘16
- Current RAC contracts extended to 7/31/16

RFP Could be Revised Based on Q&A

Share Repurchase Program

Capital Deployment

- $75 million share repurchase program approved by HMS Board of Directors in July 2015
- Open market or privately negotiated transactions authorized for up to two years
- $25 million of shares purchased in 3Q ‘15[1], pursuant to 10b5 -1 program
- $25 million of shares purchased in 4Q ‘15[2], pursuant to 10b5-1 program
- Average price of shares purchased during 3Q ‘15 and 4Q ’15 was $10.51 per share
- Cash balance of ~$148 million on December 31, 2015

Strong Cash Flow Supports Share Repurchase Program and Potential Acquisitions

[1] 2,652,065 shares repurchased at an average price of $9.40 per share in 3Q '15
[2] 2,095,376 shares repurchased at an average price of $11.91 per share in 4Q '15

Summing Up

Summing Up

Our Competitive Strengths

- Expansive healthcare insurance eligibility and paid claims database—ability to normalize data intake
- Deep Medicaid experience and expertise
- Complex algorithms and robust technology platform, built over 40 years, facilitates sophisticated analytics
- Data security expertise – HITRUST Certified[1]
- Clinical depth—physicians and nurses across all specialties, with reimbursement and payment policy expertise
- Large installed client base, creating unique distribution channel—many long term customers
- Financial flexibility, including strong cash flow and low leverage
- Seasoned Management team

Cost Savings and Cost Avoidance Opportunities Produced Consistently for Customers

[1] The Health Information Trust Alliance (HITRUST) established the Common Security Framework (CSF) for organizations that create, access, store or exchange personal health and financial information.

Summing Up



$5.00T
$4.00T
$3.00T
$2.00T
$1.00T
$0.00T
$0.03T
$0.07T
$0.26T
$0.72T
$1.38T
$2.60T
$4.27T
1960
1970
1980
1990
2000
2010
2020P

Appendix

- Company Statistics
- Core Products
- 3Q'15 Market and Product Revenue
- 3Q'15 Condensed Consolidated Statements of Income
- 2015 State Reprocurement Summary

Company Statistics

- Established in 1974
- Publicly traded since 1992 (NASDAQ: HMSY)
- Serving government healthcare programs since 1985
- Serving private health insurers since 2005
- Average employment of ~2,350 employees during Q3 ’14

Appendix

Our Core Product Suite: Driving Cost Containment

Claims Paid by the Responsible Party (COB)	Claims Paid Accurately (PI)
▪ Cost Avoidance ▪ Dependent Eligibility Audit ▪ Third Party Recovery ▪ Health Insurance Premium Payment ▪ Casualty & Workers' Compensation Recovery Services ▪ Estates & Special Needs Trust Recovery Services	▪ Prior Authorization ▪ Clinical Claim Review (pre-pay and post-pay - e.g., coding validation, appropriate billing, medical necessity) ▪ Claim Edits and Analytics (includes Link Visualization) ▪ Bill Audit ▪ Credit Balance Audit ▪ Investigations Support ▪ Dependent Verification

3Q'15 Market and Product Revenue

Total Revenue by Market	Q3 '13 Act	Q4 '13 Act	Q1 '14 Act	Q2 '14 Act	Q3 '14 Act	Q4 '14 Act	Q1 '15 Act	Q2 '15 Act	Q3 '15 Act
State Government	49.7	52.1	52.0	55.1	60.1	58.7	59.8	57.2	54.6
Federal (without Medicare RAC)	4.3	4.5	4.1	4.0	5.2	4.3	4.5	4.4	4.9
Commercial	37.8	38.1	36.9	44.4	44.6	45.0	43.2	49.3	52.0
Other	2.9	1.6	1.1	1.8	2.6	1.4	0.5	2.1	2.4
Total Revenue without Medicare RAC	**94.7**	**96.2**	**94.1**	**105.3**	**112.4**	**109.4**	**108.0**	**113.0**	**113.9**
Medicare RAC	33.0	25.4	10.6	7.3	1.4	2.8	2.3	3.9	4.6
Total HMS Revenue	**127.8**	**121.6**	**104.7**	**112.6**	**113.8**	**112.2**	**110.3**	**116.9**	**118.4**

Total Revenue by Product	Q3 '13 Act	Q4 '13 Act	Q1 '14 Act	Q2 '14 Act	Q3 '14 Act	Q4 '14 Act	Q1 '15 Act	Q2 '15 Act	Q3 '15 Act
COB	67.0	65.8	66.8	77.6	86.6	81.6	83.3	83.0	84.1
PI (without Medicare RAC)	27.8	30.4	27.3	27.7	25.8	27.8	24.7	30.1	29.7
Total Revenue without Medicare RAC	**94.7**	**96.2**	**94.1**	**105.3**	**112.4**	**109.4**	**108.0**	**113.0**	**113.9**
Medicare RAC	33.0	25.4	10.6	7.3	1.4	2.8	2.3	3.9	4.6
Total HMS Revenue	**127.8**	**121.6**	**104.7**	**112.6**	**113.8**	**112.2**	**110.3**	**116.9**	**118.4**

($ in millions)
Note: Due to rounding, sums of individual items may not equal totals

3Q'15 Condensed Consolidated Income Statement

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	$ Change	% Change	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014	$ Change	% Change	Trailing Twelve Months	Prior Twelve Months
Revenue without Medicare RAC	$ 113,857	$ 112,395	$ 1,462	1%	$ 334,904	$ 311,811	$ 23,093	7%	$ 444,305	$ 442,843
Medicare RAC revenue	4,587	1,401	3,186	227%	10,798	19,253	(8,455)	(44%)	13,558	10,372
Total revenue	118,444	113,796	4,648	4%	345,702	331,064	14,638	4%	457,863	453,215
Cost of services	84,029	80,522	3,507	4%	249,389	241,923	7,466	3%	336,416	332,902
Selling, general and administrative expenses	21,399	19,334	2,065	11%	63,564	54,846	8,718	16%	88,789	86,731
Total operating expenses	105,428	99,856	5,572	6%	312,953	296,769	16,184	6%	425,205	419,633
Operating income	13,016	13,940	(924)	(7%)	32,749	34,295	(1,546)	(5%)	32,658	33,582
Net interest expense and other income	(1,937)	(1,950)	13	(1%)	(5,808)	(5,932)	124	(2%)	(7,750)	(7,763)
Income before income taxes	11,079	11,990	(911)	(8%)	26,941	28,363	(1,422)	(5%)	24,908	25,819
Income taxes	4,217	5,040	(823)	(16%)	11,139	12,022	(883)	(7%)	11,500	12,323
Net income	$ 6,862	$ 6,950	$ (88)	(1%)	$ 15,802	$ 16,341	$ (539)	(3%)	$ 13,408	$ 13,496
Net income per diluted share	$ 0.08	$ 0.08	$ -	0%	$ 0.18	$ 0.19	$ (0.01)	(5%)	$ 0.15	$ 0.15
Weighted average common shares, diluted	87,792	88,233	(441)	1%	88,451	88,145	306	0%		
Diluted adjusted EPS	$ 0.15	$ 0.14	$ 0.01	7%	$ 0.39	$ 0.39	$ -	0%	$ 0.42	$ 0.41

($ in thousands, except per share amounts)

Appendix

2015 State TPL Reprocurement Summary

- **Florida** – New five year contract award received in June '15 for 9/1/15 start date (plus option for the state to renew for up to five years)
- **Illinois** – award to another bidder in August '15, protest filed
- **Kansas** proposal submitted in January '15 – current contract[1] expires 6/30/17
- **Massachusetts** extended for 21 months in March '15 – until 12/31/16
- **New Jersey** – award to another bidder in July '15 and in the protest process – current contract extended to January 31, 2016
- **New Mexico** – new one year contract award received in June '15 for 12/15/15 start (plus three one-year renewal options
- **New York** – New five year contract award received in August '15 [2] (plus two one-year renewal options) - current contract extended to April 6, 2016
- **Oklahoma** – new one year contract award received in May '15 for 7/1/15 start (plus five one year renewal options)
- **Tennessee** - new three-year contract award received in November '15 for 2/1/16 start date (plus two one-year renewal options)
- **Washington** – contract extended for one year in June '15 - until 6/30/16
- **Wisconsin** – contract extended for one year in June '15 - until 6/30/16

[1] HMS is a subcontractor to HP Enterprise Services

[2] Award is being protested by another bidder

hms